UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2009

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Changes in Directors and Management
     On June 19, 2009, PHH Corporation (“PHH” or the “Company”) issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety, announcing, among other things, (i) the appointment of George J. Kilroy, 61, as Acting Chief Executive Officer and President of PHH and (ii) the appointment of James O. Egan, 60, as Non-Executive Chairman of the Board of Directors. Both appointments were effective June 17, 2009. The Board of Directors is commencing a search for a permanent President and Chief Executive Officer that will include internal and external candidates.
     Mr. Kilroy has served, and during his tenure as Acting Chief Executive Officer and President of PHH will continue to serve, as President and Chief Executive Officer of PHH Vehicle Management Services Group LLC (“PHH Arval”), a position he has held since March 2001. From May 1997 to March 2001, Mr. Kilroy served as Senior Vice President, Business Development and was responsible for new client sales, client relations and marketing for PHH Arval’s United States operations. Mr. Kilroy joined PHH Arval in 1976 as an Account Executive in the Truck and Equipment Division and has held positions of increasing responsibility, including head of Diversified Services and Financial Services.
     Mr. Egan joined PHH’s Board of Directors (the “Board”) on March 30, 2009 and was reelected on June 10, 2009, by PHH’s shareholders to serve as a Class I Director for a three year term. Mr. Egan served as a Managing Director of Investcorp International, Inc., an alternative asset management firm specializing in private equity, hedge fund offerings and real estate and technology investments, from 1998 through 2008. Mr. Egan was the partner-in-charge, M&A Practice, U.S. Northeast Region for KPMG LLP from 1997 to 1998 and served as the Senior Vice President and Chief Financial Officer of Riverwood International, Inc. from 1996 to 1997. Mr. Egan began his career with PricewaterhouseCoopers (formerly Coopers & Lybrand) in 1971 and served as partner from 1982 to 1996 and a member of the Board of Partners from 1995 to 1996.
     PHH intends to offer Terence W. Edwards a severance package in respect of his separation from the Company as President and Chief Executive Officer and his continued service for up to six months as an advisor to the Company. The terms of this severance package have not yet been determined.
     The following information indirectly involving Mr. Kilroy was reported under Item 404(a) of Regulation S-K for the fiscal year ended December 31, 2008 and was disclosed in the Company’s 2009 proxy statement filed on May 5, 2009. Mr. Kilroy’s son-in-law, Bradford C. Burgess, serves as a Director, Business Development at PHH Arval, a position Mr. Burgess has held since 2001. Mr. Burgess received compensation, including base and bonus payments, of $161,015 for 2008 and was eligible to participate in employee benefit plans available to employees generally on a non-discriminatory basis. Mr. Burgess’ compensation and benefits were commensurate with other employees in comparable positions at PHH Arval.
     At a meeting of the Board held on June 17, 2009, the Board made the following appointments to its committees:
     (i) Audit Committee: James O. Egan, Ann D. Logan and Jonathan D. Mariner were appointed to the Audit Committee of the Board, with Mr. Egan appointed by the Audit Committee to serve as Chair;
     (ii) Compensation Committee: James W. Brinkley, Ann D. Logan and Allan Z. Loren were appointed to the Compensation Committee of the Board, with Mr. Loren appointed by the Compensation Committee to serve as Chair;
     (iii) Corporate Governance Committee: James W. Brinkley, James O. Egan, Allan Z. Loren, Jonathan D. Mariner and Gregory J. Parseghian were appointed to the Corporate Governance Committee of the Board, with Mr. Egan appointed by the Corporate Governance Committee to serve as Chair; and
     (iv) Finance and Risk Management Committee: Ann D. Logan, Jonathan D. Mariner and Gregory J. Parseghian were appointed to the Finance and Risk Management Committee of the Board, with Mr. Parseghian appointed by the Finance and Risk Management Committee to serve as Chair.

Amendment to the PHH Corporation Amended and Restated 2005 Equity and Incentive Plan
     On June 17, 2009 and consistent with the Company’s previous announcement on June 4, 2009, the Board further amended and restated the PHH Corporation Amended and Restated 2005 Equity and Incentive Plan (the “Amended 2005 EIP”) to reduce the number of additional shares of common stock authorized for issuance under the Amended 2005 EIP from 4,550,000 shares to 3,550,000 shares, of which, no more than 2,250,000 shares may be issued in the form of options or stock appreciation rights. As a result, the maximum number of shares of the Company’s common stock that may be issued pursuant to awards under the Amended 2005 EIP, including both prior and future awards, is 11,050,000 shares, reflecting the original 7,500,000 shares authorized for issuance under the PHH Corporation 2005 Equity and Incentive Plan as originally adopted plus an additional 3,550,000 shares authorized for issuance under the Amended 2005 EIP. Except for the 1,000,000 share reduction in the number of shares of common stock authorized for issuance under the Amended 2005 EIP as described above, no other changes were made to the Amended 2005 EIP as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2009.
     The foregoing summary of the Amended 2005 EIP is qualified in its entirety by reference to the text of the Amended 2005 EIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.1	PHH Corporation Amended and Restated 2005 Equity and Incentive Plan (as amended and restated June 17, 2009)
99.1	Press Release dated June 19, 2009 announcing that PHH Corporation Names Acting Chief Executive Officer and New Board Chairman
Forward-Looking Statements
This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). Examples of forward-looking statements in this Form 8-K include our statement regarding our intention to offer Mr. Edwards a severance package. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
	By:	/s/ William F. Brown
		Name:	William F. Brown
Dated: June 22, 2009		Title:	Senior Vice President, General Counsel and Secretary

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